Details of Significant Accounts - Share capital - Reconciliation of additional paid-in capital due to the conversions of the Perfect Shares and the Perfect Class A and Class B Ordinary Shares (Details)
$ in Thousands
12 Months Ended
Dec. 31, 2022 USD ($)
Share capital
Increase (decrease) through conversions of the Perfect Shares and the Perfect Class A and Class B Ordinary Shares	$ 423,502
Additional Paid-in Capital
Share capital
Par value of the Perfect Common Shares	32,815
Fair value of the Perfect Preferred Shares on the Closing Date	358,238
Par value of the Class A and Class B Ordinary Shares	(10,100)
Subtotal	380,953
Listing expense	65,264
Increase (decrease) through conversions of the Perfect Shares and the Perfect Class A and Class B Ordinary Shares	$ 446,217